INCOME TAX	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 7. INCOME TAX

U.S. Federal Corporate Income Tax

Temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities and tax credit and operating loss carryforward that create deferred tax assets and liabilities are as follows:

	2023	2022
Tax Operating Loss Carryforward - USA	$1,569,000	$1,090,000
Other	-	-
Valuation Allowance - USA	(1,569,000)	(1,090,000)
Deferred Tax Assets, Net	$-	$-

The valuation allowance increased approximately $0.5 million, primarily as a result of the  increased net operating losses of our U.S.- based segment.

As of December 31, 2023, we had federal net operating loss carryforwards for income tax purposes of approximately $1.5 million. We also have California net operating loss carryforwards for income tax purposes of approximately $ 1.5 million which expire after twenty years from when it occurred.